UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2004
                                                        -----------------



                         Catalina Marketing Corporation
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)

          Delaware                       1-11008                33-0499007
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



            200 Carillon Parkway, St. Petersburg, Florida 33716-2325
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 579-5000
                                                          ---------------

                                       N/A
                                     -------
         (Former name or former address, if changed since last report):


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

        On November 9, 2004, Catalina Marketing Corporation (the "Company") announced that Christopher W. Wolf, the Company's Executive Vice President and Chief Financial Officer, will be stepping down as Chief Financial Officer, and leaving the Company as of November 30, 2004.

        The Board of Directors of the Company has approved the appointment of Robert D. Woltil to serve as the Interim Chief Financial Officer of the Company, effective immediately as of the date of the announcement described above. Mr. Woltil, age 50, has worked for Woltil Consulting, LLC since 2001 as a self-employed consultant to companies in the areas of organizational structure and financial restructuring. From 1996 to 2001, Mr. Woltil served as the Chief Financial Officer of Sun Healthcare Group, Inc., an integrated provider of health care services with operations around the world. Mr. Woltil was employed by Beverly Enterprises, Inc. ("Beverly") from 1982 to 1996. From 1995 to 1996, he served as the President and Chief Executive Officer of Pharmacy Corporation of America, a distributor of prescription drugs and a subsidiary of Beverly, and from 1992 to 1995 he served as the Executive Vice President and Chief Financial Officer of Beverly, which owned a chain of heath care facilities.

        Mr. Woltil will be employed at an annualized salary of $264,000 on an "at will" basis. The Company will also pay to Tatum Partners, an executive services agency, $5,500 per month during Mr. Woltil's employment with the Company.

        For further information, reference is made to the Company's press release dated November 9, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

        (c)    Exhibits

          Exhibit Number     Description
          --------------     -----------

               99.1* Press Release of Catalina Marketing Corporation dated November 9, 2004

        *filed herewith




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



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Catalina Marketing Corporation


                                     By: /s/ L. Dick Buell
                                         ---------------------------------------
                                         Name:  L. Dick Buell
                                         Title: Chief Executive Officer and
                                                Director


Date: November 9, 2004




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



                                  Exhibit Index

          Exhibit Number     Description
          --------------     -----------

               99.1* Press Release of Catalina Marketing Corporation dated November 9, 2004

        *filed herewith



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